UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2023
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.        Other Events.
On June 7, 2023, The Home Depot, Inc. (the “Company”) received notification of an unsolicited “mini-tender” offer by TRC Capital Investment Corporation (“TRC Capital”) to purchase up to 500,000 shares of the Company's common stock at an offer price of $280.00 per share. The offer price of $280.00 per share is approximately 4.47% lower than the closing price of the Company’s common stock on the New York Stock Exchange on June 5, 2023, the last trading day prior to the date of the offer, June 6, 2023. The number of shares subject to TRC Capital’s offer represented approximately 0.05% of the Company’s common stock outstanding as of June 5, 2023.
On June 20, 2023, the Company issued a press release, attached as Exhibit 99.1 and incorporated herein by reference, informing its shareholders that the Company does not endorse TRC Capital’s unsolicited mini-tender offer and recommending that shareholders do not tender their shares to TRC Capital. Shareholders who have already tendered their shares may withdraw them at any time prior to the expiration of the offer, in accordance with TRC Capital’s offering documents. TRC Capital’s offer is currently scheduled to expire at 12:01 a.m., New York City time, on Friday, July 7, 2023, unless the offer is otherwise extended by TRC Capital in its discretion or terminated earlier.
The Company does not endorse TRC Capital’s unsolicited mini-tender offer and is not affiliated or associated in any way with TRC Capital, its mini-tender offer, or its mini-tender offer documents. Additional information concerning mini-tenders is included in the attached press release.

Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release of The Home Depot, Inc.
104	The cover page of this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: June 20, 2023	By:	/s/ Teresa Wynn Roseborough
	Name:	Teresa Wynn Roseborough
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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